--------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                    $780,000,000 CERTIFICATES (APPROXIMATE)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RZ1

                           RAMP SERIES 2003-RZ1 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                JANUARY 9, 2003 (REVISED AS OF JANUARY 13, 2003)

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-RZ1
$780,000,000 (APPROXIMATE)

------------------------------------------------------------------------------
Banc of America Securities
LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                            [OBJECT OMITTED]

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                                                      GROUP I           GROUP II             TOTAL
-----------------------------------------------------------------------------------------------------
Current Principal Balance (as of 1/1/03)      $455,882,786.96    $299,999,646.18   $755,882,433.14
 Loan Count                                             2,894              1,906             4,800
 Average Original Balance                            $157,742           $157,757          $157,748
 Range of Original Balance                          $13,350 -          $22,660 -         $13,350 -
                                                     $650,000           $618,000          $650,000
       $0.01 to $100,000.00                            10.51%             11.17%            10.77%
       $100,000.01 to $200,000.00                      51.91%             50.20%            51.23%
       $200,000.01 to $300,000.00                      27.69%             29.03%            28.22%
       $300,000.01 to $400,000.00                       6.97%              7.16%             7.05%
       $400,000.01 to $500,000.00                       2.17%              1.88%             2.05%
       $500,000.01 to $600,000.00                       0.47%              0.36%             0.43%
       $600,000.01 to $700,000.00                       0.29%              0.21%             0.25%
-----------------------------------------------------------------------------------------------------
 WA Gross Coupon                                       7.963%             7.936%            7.952%
 Range of Gross Coupons                             6.3750% -          6.0000% -         6.0000% -
                                                     11.3750%           11.5000%          11.5000%
      6.000% to 6.499%                                  0.03%              0.08%             0.05%
      6.500% to 6.999%                                  3.81%              4.34%             4.02%
      7.000% to 7.499%                                 24.10%             25.57%            24.68%
      7.500% to 7.999%                                 31.25%             29.64%            30.61%
      8.000% to 8.499%                                 16.64%             17.65%            17.04%
      8.500% to 8.999%                                 12.98%             11.85%            12.53%
      9.000% to 9.499%                                  5.50%              4.66%             5.17%
      9.500% to 9.999%                                  3.59%              3.98%             3.74%
      10.000% to 10.499%                                0.90%              1.10%             0.98%
      10.500% to 10.999%                                1.07%              0.78%             0.95%
      11.000% to 11.499%                                0.14%              0.31%             0.21%
      11.500% to 11.999%                                   --              0.03%             0.01%
----------------------------------------------
                                             --------------------------------------------------------
 WA Age (months)                                            1                  3                 2
 WA Original Term to Maturity (months)                    352                352               352
 WA Remaining to Maturity Term (months)                   351                349               350
       121 to 180                                       4.02%              4.62%             4.26%
       181 to 240                                       0.14%              0.05%             0.10%
       241 to 300                                       0.04%                 --             0.02%
       301 to 360                                      95.80%             95.33%            95.62%
-----------------------------------------------------------------------------------------------------
 Balloon / Fully Amortizing                    3.65% / 96.35%     3.77% / 96.23%    3.70% / 96.30%
 First Lien / Second Lien                     100.00% / 0.00%    100.00% / 0.00%   100.00% / 0.00%
 WA Debt-to-Income Ratio                               39.12%             39.30%            39.19%
-----------------------------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                                                      GROUP I           GROUP II             TOTAL

-----------------------------------------------------------------------------------------------------
WA Credit Score                                           700                701               700
 Range of Credit Scores                             580 - 815          580 - 814         580 - 815
       580 - 599                                        1.60%              1.98%             1.75%
       600 - 619                                        8.32%              7.34%             7.93%
       620 - 639                                        8.73%              8.83%             8.77%
       640 - 659                                        7.07%              7.30%             7.16%
       660 - 679                                        7.20%              6.85%             7.06%
       680 - 699                                       12.93%             13.01%            12.96%
       700 - 719                                       11.04%             10.42%            10.79%
       720 - 739                                       17.17%             16.11%            16.75%
       740 - 759                                       11.99%             13.23%            12.48%
       760 - 779                                        8.54%             10.36%             9.26%
       780 - 799                                        4.74%              3.95%             4.43%
       800 or greater                                   0.68%              0.63%             0.66%
-----------------------------------------------------------------------------------------------------
 WA Original LTV                                      102.25%            102.11%           102.20%
 Range of Original LTV                       90.00% - 107.00%   90.00% - 107.00%  90.00% - 107.00%
     85.01% to 90.00%                                   0.05%              0.05%             0.05%
     90.01% to 95.00%                                   5.86%              5.52%             5.73%
     95.01% to 100.00%                                 30.08%             33.81%            31.56%
     100.01% to 101.00%                                 1.57%              1.31%             1.47%
     101.01% to 102.00%                                 3.45%              4.16%             3.73%
     102.01% to 103.00%                                31.56%             29.44%            30.72%
     103.01% to 104.00%                                 4.39%              3.88%             4.19%
     104.01% to 105.00%                                 4.29%              4.03%             4.18%
     105.01% to 106.00%                                 3.13%              3.27%             3.19%
     106.01% to 107.00%                                15.62%             14.54%            15.19%
-----------------------------------------------------------------------------------------------------
                                             --------------------------------------------------------
 CREDIT GRADE
 A1                                                    42.40%             43.53%            42.85%
 A2                                                    22.77%             21.97%            22.45%
 A3                                                    14.25%             13.76%            14.06%
 A4                                                    16.13%             16.42%            16.25%
 AX                                                     2.43%              2.00%             2.26%
 AM                                                     2.01%              2.32%             2.14%
-----------------------------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                                                      GROUP I           GROUP II             TOTAL
-----------------------------------------------------------------------------------------------------
PROPERTY TYPE
 SF Detached                                           74.41%             71.34%            73.19%
 PUD Detached                                          11.47%             11.95%            11.66%
 Low-Rise Condo                                         7.20%              8.27%             7.62%
 Two Family                                             3.25%              4.14%             3.61%
 PUD Attached                                           2.94%              3.22%             3.05%
 Townhouse                                              0.72%              1.06%             0.86%
 Leasehold                                                 --              0.02%             0.01%
-----------------------------------------------------------------------------------------------------
 OCCUPANCY STATUS
 Owner Occupied                                        95.54%             95.54%            95.54%
 Non-Owner Occupied                                     3.74%              3.39%             3.60%
 Second Home                                            0.72%              1.07%             0.86%
-----------------------------------------------------------------------------------------------------
 DOCUMENTATION
 Full Documentation                                    88.23%             87.60%            87.98%
 Limited Documentation                                 11.77%             12.40%            12.02%
-----------------------------------------------------------------------------------------------------
 LOAN PURPOSE
 Purchase                                              70.46%             72.40%            71.23%
 Equity Refinance                                      21.55%             20.71%            21.22%
 Rate/Term Refinance                                    7.99%              6.89%             7.56%
-----------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM
 None                                                  38.28%             40.85%            39.30%
 12 months                                              5.85%              6.77%             6.22%
 24 months                                              2.65%              1.77%             2.30%
 36 months                                             49.43%             47.74%            48.76%
 48 months                                              0.46%              0.15%             0.33%
 60 months                                              3.31%              2.58%             3.02%
 Other (not more than 60 months)                        0.03%              0.14%             0.07%
-----------------------------------------------------------------------------------------------------
                                             -------------------
 GEOGRAPHIC CONCENTRATION (> 5%)
                                                  23.70% - CA        24.23% - CA       23.91% - CA
                                                   6.17% - FL         5.71% - FL        5.99% - FL
                                                                      5.17% - MI
-----------------------------------------------------------------------------------------------------
